SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE FIRST PHILIPPINE FUND INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. 1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         1) Amount Previously Paid:
         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement no.:
         ----------------------------------------------------------------------
         3) Filing Party:
         ----------------------------------------------------------------------
         4) Date Filed:
         ----------------------------------------------------------------------

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 25, 2001

                                  -------------

     The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 25, 2001 at 9:30 A.M., New York time, for the following purposes:

     1. To elect three Class II Directors to serve for terms expiring on the date of the Annual Meeting of Stockholders in 2004.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending June 30, 2002.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed August 24, 2001 as the record date for the Annual Meeting of Stockholders of the Fund (the "Annual Meeting"). Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended June 30, 2001 has been previously sent to stockholders.

                                          By Order of the Board of Directors,


                                          Leopoldo M. Clemente, Jr.
                                          EXECUTIVE VICE PRESIDENT AND
                                          MANAGING DIRECTOR


Dated: September 7, 2001

--------------------------------------------------------------------------------

                                    IMPORTANT

UNLESS YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE ANNUAL MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

--------------------------------------------------------------------------------

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                                  -------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 25, 2001

                                  -------------

                               GENERAL INFORMATION

GENERAL

     The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday, October 25, 2001 at 9:30 A.M., New York time, and at any adjournments thereof. This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on September 7, 2001.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Georgeson Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $5,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date incurred in mailing copies of the Annual Report, this Notice of Annual Meeting of Stockholders and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

REVOCABILITY AND VOTING OF PROXY

     Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. If the enclosed proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy. If no instructions are marked on the proxy, the proxy will be voted FOR the election of the nominees for Director, FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants and in accordance with the judgment of the persons appointed as proxies upon any other matter which may properly come before the Annual Meeting.

     All proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the Annual Meeting. Votes shall be tabulated by the Fund's transfer agent, American Stock Transfer & Trust Company. A quorum is constituted by the presence in person or represented by proxy of the holders of more than 50% of the outstanding shares of common stock of the Fund entitled to vote at the Annual Meeting. Stockholders should note that while votes to abstain or withhold authority and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will count toward establishing a quorum, passage of any proposal being considered at the Annual Meeting will occur only if a sufficient number of votes are cast for the proposal. Accordingly, votes to abstain or withhold authority, broker "non-votes" and votes against a proposal will have the same effect in determining whether the proposal is approved.

     In the event that a sufficient number of votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received prior to the Annual Meeting, the persons named in the enclosed form of proxy may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which are required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies which are required to be voted against such proposal for which further solicitation of proxies is made. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

RECORD DATE AND VOTING RIGHTS

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 24, 2001 are entitled to notice of, and to vote at, the Annual Meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the Annual Meeting and any adjournments thereof. As of the record date, there were 11,078,600 shares of common stock outstanding.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. ANNUAL REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING 1-212-765-0700.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Board of Directors of the Fund (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The Board presently consists of nine members and there is one existing vacancy in Class I. The class of Directors (Class II) whose term will expire at the Annual Meeting consists of three current Directors, Leopoldo M. Clemente, Jr., John Anthony B. Espiritu and Benjamin Palma Gil, each of whom are nominated for election for a term of three years to expire on the date of the Annual Meeting of Stockholders in 2004 and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve as a Director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies which are required to be voted for such nominee will instead be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

     The information set forth below as to the ages and principal occupations and other directorships held by these nominees and the other members of the Board, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such Directors or nominees. The Fund is not part of a Fund Complex or Family of Investment Companies as such terms are defined under the Securities Exchange Act of 1934 and no Director of the Fund oversees any fund affiliated with the Fund, the Fund's investment adviser, Clemente Capital, Inc. or the Fund's Philippine adviser, PNB Investments Limited.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2004
                                   (CLASS II)

                                                                                                         NUMBER AND
                                                                                                         PERCENTAGE
                                                                                                        (IF OVER 1%)
                                            POSITIONS HELD WITH THE FUND,                             OF SHARES OF THE
                                                PRINCIPAL OCCUPATION                                  FUND BENEFICIALLY
                                               DURING PAST FIVE YEARS                   DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE          AND OTHER DIRECTORSHIPS HELD.                 SINCE        AUGUST 15, 2001(1)
--------------------------    ---    ---------------------------------------------    ------------    ------------------
*Leopoldo M. Clemente, Jr.     63    Executive Vice President and Managing            October 1989         1,200(2)
152 West 57th Street                 Director of the Fund since October 1989;
New York, NY  10019                  President and Chief Investment Officer of
                                     Clemente Capital, Inc. since 1987; President
                                     of Clemente Strategic Value Fund, Inc. from
                                     1987 to 2001 and Cornerstone Strategic Return
                                     Fund, Inc. from April 2000 to April 2001;
                                     Director of Clemente Capital, Inc.

                                   (CLASS II)

                                                                                                         NUMBER AND
                                                                                                         PERCENTAGE
                                                                                                        (IF OVER 1%)
                                            POSITIONS HELD WITH THE FUND,                             OF SHARES OF THE
                                                PRINCIPAL OCCUPATION                                  FUND BENEFICIALLY
                                               DURING PAST FIVE YEARS                   DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE          AND OTHER DIRECTORSHIPS HELD.                 SINCE        AUGUST 15, 2001(1)
--------------------------    ---    ---------------------------------------------    ------------    ------------------
John Anthony B. Espiritu       38    Managing Director of SynEx Management            July 1998             500
Ritz Tower                           Advisors Inc., Manila, Philippines, since
Makati City,                         March 2001; Chairman and President of
Metro Manila                         EBECOM Holdings Co., Inc., Makati City,
Philippines                          Metro Manila, Philippines since May 1995;
                                     President and Chief Executive Officer of
                                     Westmont Bank, Manila, Philippines from
                                     July 1998 to December 1999 and other
                                     offices since 1994; President of Philippine
                                     Racing Club Inc., Manila, Philippines from
                                     June 1998 to February 2001; Executive
                                     Director, Western State Bank, Duarte,
                                     California since May 1992;  Director of
                                     Unioil Resources & Holding Co. Inc.,
                                     Manila, Philippines.

*Benjamin Palma Gil            49    Chairman and Director of the Fund since          July 1998           1,000
                                     July 1998; President of Philippine National
                                     Bank and PNB Investments Limited from
                                     July 1998 to January 2000; Executive
                                     Director of Capital Strategy Limited
                                     (a financial advisory firm) from 1994 to
                                     July 1998. and since January 2000.


                    MEMBER OF THE BOARD CONTINUING IN OFFICE
                       DIRECTOR WHOSE TERM EXPIRES IN 2003
                                    (CLASS I)

                                                                                                         NUMBER AND
                                                                                                         PERCENTAGE
                                                                                                        (IF OVER 1%)
                                            POSITIONS HELD WITH THE FUND,                             OF SHARES OF THE
                                                PRINCIPAL OCCUPATION                                  FUND BENEFICIALLY
                                               DURING PAST FIVE YEARS                   DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE          AND OTHER DIRECTORSHIPS HELD.                 SINCE        AUGUST 15, 2001(1)
--------------------------    ---    ---------------------------------------------    ------------    ------------------
Stephen J. Solarz              61    Member, United States House of                   October 1994           --
1120 Bellview Road                   Representatives from 1975 to 1992; President,
McLean, VA  22102                    Solarz Associates, (an international
                                     consulting firm) since 1992; Senior
                                     Counselor, Apco Associates, (a public affairs
                                     company) since 1995; Director of Santa
                                     Fe International (an oil drilling
                                     company) and Samsonite Corp. (a luggage
                                     manufacturer).

                    MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2002
                                   (CLASS III)

                                                                                                         NUMBER AND
                                                                                                         PERCENTAGE
                                                                                                        (IF OVER 1%)
                                            POSITIONS HELD WITH THE FUND,                             OF SHARES OF THE
                                                PRINCIPAL OCCUPATION                                  FUND BENEFICIALLY
                                               DURING PAST FIVE YEARS                   DIRECTOR         OWNED AS OF
NAME AND ADDRESS              AGE          AND OTHER DIRECTORSHIPS HELD.                 SINCE        AUGUST 15, 2001(1)
--------------------------    ---    ---------------------------------------------    ------------    ------------------
*Lilia C. Clemente             60    President and Chief Executive Officer of         October 1989         1,200(2)
152 West 57th Street                 the Fund since October 1989; Chairman
New York, NY  10019                  and Chief Executive Officer of Clemente
                                     Capital, Inc. since 1986; Director of Canadian
                                     Tire Corp. and Clemente Capital Inc.

Roberto de Ocampo              55    President, Asian Institute of Management,        October 1998            --
6760 SGV Building                    since September 1999; Chairman, Thomson
Ayala Avenue                         Ratings Philippines, Inc., since June 1999;
Makati City,                         Chairman, Philand Group of Companies, since
Metro Manila                         June 1999; Chairman, Prime East Properties,
Philippines                          Inc. since June 1999; Secretary of Finance,
                                     Republic of the Philippines, February 1994
                                     to January 1998; Director of ABS-CBN
                                     Broadcasting Corp., Alaska Milk Corp., and
                                     PSi Technologies (a semiconductor corporation).

Joseph A. O'Hare, S.J.         70    President of Fordham University since            October 1989            --
Fordham University                   July 1984.
Bronx, NY  10458

Robert B. Oxnam                58    Senior Adviser, The Bessemer Group               October 1989           100
630 Fifth Avenue                     Incorporated, November 1992; President of
New York, NY  10111                  The Asia Society, (a non-profit, non-
                                     political educational institution), from
                                     1981 to November 1992.

All Directors and Officers as a Group (11 persons) ....................................................     4000

----------

* Directors considered to be persons who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Mr. and Mrs. Clemente and Mr. Palma Gil are deemed to be interested persons because: (a) of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., the Fund's Philippine adviser, PNB Investments Limited or Philippine National Bank; (b) they are officers of the Fund; or (c) both (a) and (b).

(1) Unless otherwise noted, beneficial ownership is determined based on sole voting and investment power.

(2) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are wife and husband. Each disclaims beneficial ownership of the other's shares.

EXECUTIVE OFFICERS OF THE FUND

     In addition to Mr. and Mrs. Clemente, Santiago S. Cua, Jr., Joaquin G. Hofilena, and Imelda S. Singzon serve as executive officers of the Fund, in the capacities set forth below, at the pleasure of the Board. The address for Mr. Hofilena is 152 West 57th Street, New York, NY 10019. The address for Mr. Cua and Ms. Singzon is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

                                        POSITION HELD                   PRINCIPAL OCCUPATION
NAME AND ADDRESS          AGE          WITH THE FUND(1)                DURING PAST FIVE YEARS
--------------------      ---    ---------------------------     -----------------------------------
Santiago S. Cua, Jr.      53     Executive Vice President        Executive Vice President of
                                 and Managing Director of        Philippine National Bank since July
                                 the Fund since October 1998     1998; Senior Executive Vice
                                                                 President, Westmont Bank, Manila,
                                                                 Philippines from June 1994 to
                                                                 July 1998.

Joaquin G. Hofilena       34     Treasurer of the Fund since     Investment Analyst of Clemente
                                 October 1998                    Capital, Inc. since April 1996.

Imelda S. Singzon         51     Vice President of the Fund      Senior Vice President of Philippine
                                 since October 1998              National Bank since August 1994.

----------
(1) None of the executive officers, including Mr. and Mrs. Clemente, receives compensation from the Fund for serving in such capacity.

     The Board held four meetings during the fiscal year June 30, 2001. Each Director, except Andres Narvasa, attended at least 75% of the total number of meetings of the Board and of the meetings of committees of the Board on which they served.

     The Board has appointed an audit committee (the "Audit Committee"), presently consisting of Messrs. O'Hare, Oxnam, and Solarz, which met once during the fiscal year. All Audit Committee members are considered to be independent, as that term is defined under the applicable rules of the New York Stock Exchange. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board has approved a written charter for the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board reviews the Fund's financial reporting process, its system of internal controls, its audit process and the process for monitoring compliance with laws and regulations.

     The Audit Committee reviewed the Fund's audited financial statements with the Board and discussed with PricewaterhouseCoopers LLP, the Fund's independent public accountants during the 2001 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with them their independence.

     After reviewing and discussing the audited financial statements, the Audit Committee recommended that these audited financial statements be included in the Fund's Annual Report.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Fund specifically incorporates this information by reference, and shall not otherwise be deemed filed under either of these Acts.

                                                    Audit Committee,
                                                    Joseph A. O'Hare, S.J.
                                                    Robert B. Oxnam
                                                    Stephen J.  Solarz

COMPENSATION OF DIRECTORS

     Directors who are not affiliated with the Fund's investment adviser, Clemente Capital, Inc. (the "Adviser") or the Fund's Philippine adviser, PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $750 for each Directors' meeting which they attend in person or an additional $250 per meeting for attendance by conference call and reimbursement for out-of-pocket expenses in connection with their attendance at Directors' meetings. The Fund does not pay any pension or other benefits to its Directors. For the fiscal year ended June 30, 2001, Directors' fees totaled $51,525. For the fiscal year ended June 30, 2001, the following table sets forth compensation received by the Fund's Directors from the Fund.

                                                 TOTAL COMPENSATION PAID BY THE
NAME OF DIRECTOR                                        FUND TO DIRECTORS
----------------                                        -----------------
Benjamin Palma Gil ...................................      $     0
Lilia C. Clemente ....................................            0
Leopoldo M. Clemente, Jr. ............................            0
M.A.T. Caparas* ......................................            0
Andres R. Narvasa** ..................................            0
Roberto de Ocampo ....................................       10,275
John Anthony B. Espiritu .............................       11,000
Joseph A. O'Hare, S.J. ...............................       10,500
Robert B. Oxnam ......................................        9,250
Stephen J. Solarz ....................................       10,500

----------
*    Resigned as a Director on July 23, 2001.

**   Resigned as a Director on August 1, 2001.

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, receives an investment advisory fee.

     The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

     Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives a fee monthly of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Fund believes that the Directors and executive officers of the Fund and all beneficial owners of more than ten percent of the Fund's common stock are in compliance with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

VOTE REQUIRED

     Directors shall be elected by a plurality of the votes cast at the Annual Meeting. If you indicate "withhold authority" on your proxy card, your vote will count toward establishing a quorum. Also, broker "non-votes" on this proposal will count towards establishing a quorum. Accordingly, votes to withhold authority, broker "non-votes" and votes against a nominee will have the same effect in determining whether the nominee is elected.

     THE BOARD DEEMS THE ELECTION OF THE NOMINEES LISTED ABOVE TO BE IN THE FUND'S BEST INTEREST AND IN THE BEST INTERESTS OF ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

     At a meeting held on July 26, 2001, the Board, including a majority of Directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as the Fund's independent public accountants for the fiscal year ending June 30, 2002. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent public accountants from the Fund's inception.

     The services to be provided by the Fund's independent public accountants include auditing the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and review of the Fund's annual federal and state income tax returns.

     One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2001 totaled $52,000.

VOTE REQUIRED

     An affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP. If you indicate "abstain" on your proxy card your vote will count toward establishing a quorum. Also, broker "non-votes" on this proposal will count towards establishing a quorum. Accordingly, votes to abstain, broker "non-votes" and votes against this proposal will have the same effect in determining whether this proposal is approved.

     THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE FUND'S BEST INTEREST AND IN THE BEST INTERESTS OF ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President and Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., an Executive Vice President and Managing Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer of Wilmington Trust Company, a bank and trust company, and Irving L. Gartenberg, Esq., who is also general counsel to the Adviser. Mrs. Clemente owns approximately 60% of the outstanding common stock of the Adviser and Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, owns 24% of the outstanding common stock. The address for Mr. and Mrs. Clemente is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017.

THE PHILIPPINE ADVISER

     The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, which is a wholly-owned subsidiary of PNB. PNB, the fifth largest bank in the Philippines, is 30% owned by the Philippine Government. However, under the Articles of Incorporation of PNB, an eleven member, stockholder elected, board of directors directs the affairs and business of PNB, manages and preserves its properties and assets and exercises its corporate powers. The remaining 70% of PNB is owned by various individuals, including Mr. Lucio Tan, who holds 10 shares in his own name plus the voting rights of 3 stockholders equivalent to 10.59% of the outstanding capital of PNB. Stockholders holding an additional 19.22% of the outstanding capital of PNB have committed to vote Mr. Tan and his nominees to the PNB Board of Directors. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989. The Philippine Adviser's Directors are Noberto C. Nazareno, Feliciano L. Miranda, Sylvia Chan Lim, Ma. Cecilia L. Pesayco, and Santiago S. Cua. The address of all of the Directors is: PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

     PFPC Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                  MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     As of August 24, 2001, the following persons owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

     Sarasin Fondsleitung AG, Elisabethenstrasse 62, Basel, 4002, Switzerland owned 1,122,600 shares, or 10.1% of the Fund's outstanding shares. Harvard Management Company, 600 Atlantic Avenue, Boston, MA 02210-2211, owned 948,100 shares, or 8.6% of the Fund's outstanding shares.

                              2002 ANNUAL MEETING

     Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's Annual Meeting of Stockholders in 2002 must be received by the Fund on or before May 1, 2002 to be considered for inclusion in the Fund's proxy materials relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.


                                           By Order of the Board of Directors,



                                           Leopoldo M. Clemente, Jr.
                                           Executive Vice President and
                                           Managing Director

Dated: September 7, 2001


             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                         THE FIRST PHILIPPINE FUND INC.

                                    P R O X Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 25, 2001



         The undersigned hereby appoints Lilia C. Clemente and Robert B. Oxnam, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of The First Philippine Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 on Thursday, October 25, 2001 at 9:30 A.M., New York time, and at any adjournments thereof.

         UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2).


          (Continued, and to be signed and dated, on the reverse side)

1.       THE ELECTION OF DIRECTORS: FOR ALL NOMINEES LISTED BELOW
         o (except as marked to the
                                     contrary below)

         WITHHOLD AUTHORITY
         o (to vote for all nominees listed below)

NOMINEES: Leopoldo M. Clemente, Jr., John Anthony B. Espiritu and Benjamin Palma Gil(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).

2. Ratification of selection of PricewaterhouseCoopers LLP as independent accountants:
         FOR o AGAINST o ABSTAIN o





3. In their discretion on any other business which may properly come before the meeting or any adjournments thereof.
         FOR o AGAINST o ABSTAIN o

                                               Please sign exactly as your name
                                               or names appear above. When
                                               signing as attorney, executor,
                                               administrator, trustee or
                                               guardian, please give your full
                                               title as such.


                                                  -----------------------------
                                                  (Signature of Stockholder)


                                                  -----------------------------
                                                  (Signature of Joint Owner,
                                                   if any)

                                                   Date _________________, 2001

VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.
PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.